Muzinich Low Duration Fund Supra Institutional Shares (Ticker: MZLSX)

Supplement dated July 24, 2024 to the Summary Prospectus dated April 30, 2024

Effective July 24, 2024 (the “Effective Date”), Corentin Tarlier has been added as a portfolio manager of the Muzinich Low Duration Fund (the “Low Duration Fund” or “the Fund”). Tatjana Greil Castro, Joseph Galzerano, Ian Horn, Eric Schure and Richard Smith will continue to serve as portfolio managers of the Fund.

The section titled "Management" on page 6 of the Summary Prospectus is deleted and replaced with the following:

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Tatjana Greil Castro, PhD, M.Sc., Portfolio Manager, Managed the Fund since inception in 2016.
Joseph Galzerano, MBA, CPA, Portfolio Manager, Managed the Fund since 2021.
Ian Horn, CFA, Portfolio Manager, Managed the Fund since 2020.
Eric Schure, CFA, Portfolio Manager, Managed the Fund since 2023.
Richard Smith, CPA, Portfolio Manager, Managed the Fund since 2023.
Corentin Tarlier, CFA, Portfolio Manager, Managed the Fund since July 2024.

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Please retain this supplement with your summary prospectus.